Accounts and Other Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Summary of trade and other receivables

	December 31, 2021	December 31, 2020
	$	$
Current
Accounts receivable - trade	110,301	162,848
Accounts receivable - non-trade(1)	—	40,104
Other non-trade receivable	17,152	19,677
Total current	127,453	222,629
Non-current
Accounts receivable - non-trade(1)	—	—
Total non-current	—	—
(1)Accounts receivable - non-trade relates to a settlement agreement with respect to various disputes relating to previously-terminated charter contracts for the HiLoad DP unit and the Arendal Spirit UMS payable in two separate installments, one of which was due to the Partnership by the end of 2020 and the other by the end of 2021.